                                                             EXHIBIT 99.1

CASE NAME:        KEVCO, INC.                               ACCRUAL BASIS

CASE NUMBER:      401-40783-BJH-11

JUDGE:            BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: DECEMBER 31, 2001
                                       -----------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:
                                                   EXECUTIVE VICE PRESIDENT AND
/s/ WILFORD W. SIMPSON                                CHIEF FINANCIAL OFFICER
---------------------------------------            -----------------------------
Original Signature of Responsible Party                         Title

WILFORD W. SIMPSON                                       JANUARY 22, 2002
---------------------------------------            -----------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ DENNIS S. FAULKNER                                 ACCOUNTANT FOR DEBTOR
---------------------------------------            -----------------------------
Original Signature of Preparer                                 Title

DENNIS S. FAULKNER                                       JANUARY 22, 2002
---------------------------------------            -----------------------------
Printed Name of Preparer                                        Date

CASE NAME:       KEVCO, INC.                                   ACCRUAL BASIS - 1

CASE NUMBER:     401-40783-BJH-11

COMPARATIVE BALANCE SHEET

                                                             SCHEDULED         MONTH           MONTH            MONTH
ASSETS                                                         AMOUNT          OCT-01          NOV-01           DEC-01
------                                                      ------------    ------------    ------------     ------------
1.  Unrestricted Cash (FOOTNOTE)                                   1,000           1,000           1,000            1,000
2.  Restricted Cash
3.  Total Cash                                                     1,000           1,000           1,000            1,000
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                          459,000       1,700,000               0                0
9.  Total Current Assets                                         460,000       1,701,000           1,000            1,000
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)           4,790,071       6,814,921       6,814,921        6,801,458
15. Other (Attach List)                                      613,299,110     310,687,331     310,687,331      310,687,331
16. Total Assets                                             618,549,181     319,203,252     317,503,252      317,489,789

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                       74,896,014      76,005,661       77,224,330
23. Total Post Petition Liabilities                                           74,896,014      76,005,661       77,224,330

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                   75,885,064      14,891,816      13,358,109       13,448,255
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                                      136,505,780     141,833,049     141,833,049      141,833,049
28. Total Pre Petition Liabilities                           212,390,844     156,724,865     155,191,158      155,281,304
29. Total Liabilities                                        212,390,844     231,620,879     231,196,820      232,505,634

EQUITY

30. Pre Petition Owners' Equity                                              406,158,337     406,158,337      406,158,337
31. Post Petition Cumulative Profit Or (Loss)                                 (6,444,301)     (7,720,242)      (9,042,519)
32. Direct Charges To Equity (Attach Explanation) (FOOTNOTE)                (312,131,663)   (312,131,663)    (312,131,663)
33. Total Equity                                                              87,582,373      86,306,432       84,984,155
34. Total Liabilities and Equity                                             319,203,252     317,503,252      317,489,789

This form  x  does     does not have related footnotes on Footnotes Supplement.
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



CASE NAME:       KEVCO, INC.                                    SUPPLEMENT TO

CASE NUMBER:     401-40783-BJH-11                              ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                                SCHEDULED         MONTH           MONTH            MONTH
ASSETS                                                            AMOUNT          OCT-01          NOV-01           DEC-01
------                                                         ------------     ------------    ------------     ------------
A.  Prepaid Escrowed Retention Pmts.                               459,000
B.  Escrowed Receivables from Asset Sales (FOOTNOTE)                               1,700,000               0                0
C.
D.
E.

TOTAL OTHER ASSETS -  LINE 8                                       459,000         1,700,000               0                0

A.  Capitalized loan costs                                       4,790,071         4,311,436       4,311,436        4,297,973
B.  Investment in Subsidiaries                                                     2,503,485       2,503,485        2,503,485
C.
D.
E.

TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                                           4,790,071         6,814,921       6,814,921        6,801,458

A.  Intercompany Receivables (FOOTNOTE)                        306,649,555
B.  Interco. Promissory Note (FOOTNOTE)                        235,981,314       235,981,314     235,981,314      235,981,314
C.  Interco. Royalties (FOOTNOTE)                               70,668,241        74,706,017      74,706,017       74,706,017
D.
E.

TOTAL OTHER ASSETS - LINE 15                                   613,299,110       310,687,331     310,687,331      310,687,331

POST PETITION LIABILITIES

A.  Interco. Payables (FOOTNOTE)                                                  63,071,490      62,994,369      62,980,907
B.  Accrued Interest on Notes/Bonds                                               11,824,524      13,011,292      14,243,423
C.
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                             74,896,014      76,005,661      77,224,330

PRE PETITION LIABILITIES

A.  Interco. Liabilities (FOOTNOTE)                               8,005,780        8,005,780       8,005,780        8,005,780
B.  10 3/8% Sr. Sub. Notes                                      105,000,000      105,000,000     105,000,000      105,000,000
C.  Senior Sub. Exchangeable Notes                               23,500,000       23,500,000      23,500,000       23,500,000
D.  Accrued Interest on Notes/Bonds                                                5,327,269       5,327,269        5,327,269
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                                           136,505,780      141,833,049     141,833,049      141,833,049

CASE NAME:       KEVCO, INC.                                  ACCRUAL BASIS - 2

CASE NUMBER:     401-40783-BJH-11


INCOME STATEMENT
                                                MONTH             MONTH         MONTH          QUARTER
REVENUES                                        OCT-01            NOV-01        DEC-01          TOTAL
--------                                      -----------       -----------   -----------    -----------
1.  Gross Revenues
2.  Less: Returns & Discounts
3.  Net Revenue

COST OF GOODS SOLD

4.  Material
5.  Direct Labor
6.  Direct Overhead
7.  Total Cost Of Goods Sold
8.  Gross Profit

OPERATING EXPENSES

9.  Officer / Insider Compensation
10. Selling & Marketing
11. General & Administrative
12. Rent & Lease
13. Other (Attach List)
14. Total Operating Expenses
15. Income Before Non-Operating
    Income & Expense

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)
17. Non-Operating Expense (Att List)
18. Interest Expense                            2,328,269         1,275,941     1,322,277      4,926,487
19. Depreciation / Depletion
20. Amortization
21. Other (Attach List)
22. Net Other Income & Expenses                (2,328,269)       (1,275,941)   (1,322,277)    (4,926,487)

REORGANIZATION EXPENSES

23. Professional Fees
24. U.S. Trustee Fees
25. Other (Attach List)
26. Total Reorganization Expenses
27. Income Tax
28. Net Profit (Loss)                          (2,328,269)       (1,275,941)   (1,322,277)    (4,926,487)

This form     does  x  does not have related footnotes on Footnotes Supplement.
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



CASE NAME:       KEVCO, INC.                                   ACCRUAL BASIS - 3

CASE NUMBER:     401-40783-BJH-11


CASH RECEIPTS AND                               MONTH             MONTH         MONTH          QUARTER
DISBURSEMENTS                                   OCT-01            NOV-01        DEC-01          TOTAL
-----------------                             -----------       -----------   -----------    -----------
1.  Cash - Beginning Of Month                           SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

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




CASE NAME:   KEVCO, INC.                         SUPPLEMENT TO ACCRUAL BASIS -3
                                                 DECEMBER, 2001
CASE NUMBER: 401-40783-BJH-11                    CASH RECEIPTS AND DISBURSEMENTS

                                                DIST LP       MFG        MGMT       HOLDING   COMP   KEVCO INC     TOTAL
                                                -------     -------    ---------    -------   ----   ---------    ---------
1.  CASH-BEGINNING OF MONTH                          --     150,799    3,503,332         --     --       1,000    3,655,131

   RECEIPTS FROM OPERATIONS
2.  CASH SALES                                       --          --                                                      --
   COLLECTION OF ACCOUNTS RECEIVABLE
3.  PRE PETITION                                     --          --                                                      --
4.  POST PETITION                                                --                                                      --

5.  TOTAL OPERATING RECEIPTS                         --          --           --         --     --          --           --

   NON OPERATING RECEIPTS
6.  LOANS & ADVANCES                                             --                                                      --
7.  SALE OF ASSETS                                               --                                                      --
8.  OTHER                                         9,494       2,086        5,383         --     --          --       16,963
     INTERCOMPANY TRANSFERS                      10,062        (594)      (9,468)        --                              --
             SALE EXPENSE REIMBURSEMENT
             INCOME TAX REFUND
             RENT
             PAYROLL TAX ADVANCE RETURNED
             MISC.                                9,494                                         --
             INTEREST INCOME                                               5,383

9.  TOTAL NON OPERATING RECEIPTS                 19,556       1,492       (4,085)        --     --          --       16,963

10. TOTAL RECEIPTS                               19,556       1,492       (4,085)        --     --          --       16,963

11. CASH AVAILABLE                               19,556     152,291    3,499,247         --     --       1,000    3,672,094

   OPERATING DISBURSEMENTS
12. NET PAYROLL                                                           18,582                                     18,582
13. PAYROLL TAXES PAID                                           --        6,780                                      6,780
14. SALES, USE & OTHER TAXES PAID                    14          --                                                      14
15. SECURED/RENTAL/LEASES                         4,133          --        5,789                                      9,922
16. UTILITIES                                       216         172          194                                        582
17. INSURANCE                                                    --      147,956                                    147,956
18. INVENTORY PURCHASES                                          --                                                      --
19. VEHICLE EXPENSE                                              --                                                      --
20. TRAVEL                                                       --                                                      --
21. ENTERTAINMENT                                                --                                                      --
22. REPAIRS & MAINTENANCE                                        --                                                      --
23. SUPPLIES                                                     --                                                      --
24. ADVERTISING                                                                                                          --
25. OTHER                                        15,193         887       13,077         --     --          --       29,157
          LOAN PAYMENTS                              --          --           --
             FREIGHT                                             --                                                      --
             CONTRACT LABOR                                      --                                                      --
             401 K PAYMENTS                                      --                                                      --
             PAYROLL TAX ADVANCE ADP                                                                                     --
             WAGE GARNISHMENTS                                                                                           --
             MISC.                               15,193         887       13,077                                     29,157

26. TOTAL OPERATING DISBURSEMENTS                19,556       1,059      192,378         --     --          --      212,993

   REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                            --      131,601                                    131,601
28. US TRUSTEE FEES                                              --                                                      --
29. OTHER                                                                                                                --
30. TOTAL REORGANIZATION EXPENSE                     --          --      131,601         --     --          --      131,601

31. TOTAL DISBURSEMENTS                          19,556       1,059      323,979         --     --          --      344,594

32. NET CASH FLOW                                    --         433     (328,064)        --     --          --     (327,631)

33. CASH- END OF MONTH                               --     151,232    3,175,268         --     --       1,000    3,327,500

CASE NAME:     KEVCO, INC.                                    ACCRUAL BASIS - 4

CASE NUMBER:   401-40783-BJH-11

                                           SCHEDULED           MONTH           MONTH         MONTH
ACCOUNTS RECEIVABLE AGING                   AMOUNT             OCT-01          NOV-01        DEC-01
-------------------------                  ---------           ------          ------        ------
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                                       0               0             0

AGING OF POST PETITION                                       MONTH: DECEMBER-01
TAXES AND PAYABLES                                                 ------------

                                  0 - 30             31 - 60             61 - 90              91 +
TAXES PAYABLE                      DAYS               DAYS                DAYS                DAYS              TOTAL
-------------                     ------             -------             -------              ----              -----
1.   Federal
2.   State
3.   Local
4.   Other (Attach List)
5.   Total Taxes Payable                                                                                            0
6.   Accounts Payable                                                                                               0

                                                             MONTH: DECEMBER-01
                                                                   ------------
STATUS OF POST PETITION TAXES

                                        BEGINNING TAX    AMOUNT WITHHELD                         ENDING TAX
FEDERAL                                   LIABILITY*     AND/OR ACCRUED        (AMOUNT PAID)     LIABILITY
-------                                 -------------    ---------------       -------------     ----------
1.  Withholding **
2.  FICA - Employee **
3.  FICA - Employer **
4.  Unemployment
5.  Income
6.  Other (Attach List)
7.  Total Federal Taxes                                                                                   0

STATE AND LOCAL

8.  Withholding
9.  Sales
10. Excise
11. Unemployment
12. Real Property
13. Personal Property
14. Other (Attach List)
15. Total State And Local                                                                                 0
16. Total Taxes                                                                                           0

    * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

   ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

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



CASE NAME:      KEVCO, INC.                                   ACCRUAL BASIS - 5

CASE NUMBER:    401-40783-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                             MONTH: DECEMBER-01
                                                                   ------------

BANK RECONCILIATIONS                              Account # 1        Account # 2
--------------------                            -----------------    -----------
A.  BANK:                                       Bank of America                        Other Accounts        TOTAL
B.  ACCOUNT NUMBER:                               3750768521                            (Attach List)
C.  PURPOSE (TYPE):                              DIP Account
1.  Balance Per Bank Statement                           1,000                                               1,000
2.  Add: Total Deposits Not Credited
3.  Subtract: Outstanding Checks
4.  Other Reconciling Items
5.  Month End Balance Per Books                          1,000                                               1,000
6.  Number of Last Check Written                     N/A


INVESTMENT ACCOUNTS

                                             DATE         TYPE OF
BANK, ACCOUNT NAME & NUMBER               OF PURCHASE    INSTRUMENT   PURCHASE PRICE     CURRENT VALUE
---------------------------               -----------    ----------   --------------     -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                           0

CASH

12. Currency On Hand                                                                            0
13. Total Cash - End of Month                                                               1,000

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




CASE NAME:    KEVCO, INC.                                      ACCRUAL BASIS - 6

CASE NUMBER:  401-40783-BJH-11
                                                           MONTH:    DECEMBER-01
                                                                 ---------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101(31)(A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                      TYPE OF          AMOUNT       TOTAL PAID
             NAME                     PAYMENT           PAID         TO DATE
             ----                     -------          ------       ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders

                                  PROFESSIONALS

                                 DATE OF
                               COURT ORDER                                           TOTAL
                               AUTHORIZING       AMOUNT    AMOUNT     TOTAL PAID    INCURRED
             NAME                PAYMENT        APPROVED    PAID       TO DATE      & UNPAID*
             ----              -----------      --------   ------     ----------    ---------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Professionals

     * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS


                             SCHEDULED    AMOUNTS       TOTAL
                              MONTHLY      PAID         UNPAID
                             PAYMENTS     DURING         POST
   NAME OF CREDITOR             DUE        MONTH       PETITION
   ----------------          --------     -------     ----------
1.  Bank of America                                   13,448,255
2.
3.
4.
5.  (Attach List)
6.  TOTAL                                             13,448,255

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



CASE NAME:       KEVCO, INC.                                   ACCRUAL BASIS - 7

CASE NUMBER:     401-40783-BJH-11
                                                             MONTH:  DECEMBER-01
                                                                   -------------
QUESTIONNAIRE

                                                                                  YES      NO
                                                                                  ---      --
1.   Have any Assets been sold or transferred outside the normal course of
     business this reporting period?                                                        X

2.   Have any funds been disbursed from any account other than a debtor in
     possession account?                                                                    X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from
     related parties?                                                              X

4.   Have any payments been made on Pre Petition Liabilities this reporting
     period?                                                                                X

5.   Have any Post Petition Loans been received by the debtor from any party?               X

6.   Are any Post Petition Payroll Taxes past due?                                          X

7.   Are any Post Petition State or Federal Income Taxes past due?                          X

8.   Are any Post Petition Real Estate Taxes past due?                                      X

9.   Are any other Post Petition Taxes past due?                                            X

10.  Are any amounts owed to Post Petition creditors delinquent?                            X

11.  Have any Pre Petition Taxes been paid during the reporting period?                     X

12.  Are any wage payments past due?                                                        X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE

                                                                                  YES      NO
                                                                                  ---      --
1.   Are Worker's Compensation, General Liability and other necessary insurance
     coverages in effect?                                                          X

2.   Are all premium payments paid current?                                        X

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

    TYPE OF POLICY                 CARRIER                     PERIOD COVERED        PAYMENT AMOUNT & FREQUENCY
    --------------                 -------                     --------------        --------------------------
General Liability              Liberty Mutual                  9/1/00-3/1/02             Semi-Annual $64,657


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



CASE NAME:       KEVCO, INC.                              FOOTNOTES SUPPLEMENT

CASE NUMBER:     401-40783-BJH-11                             ACCRUAL BASIS

                                                         MONTH:      DECEMBER-01
                                                               -----------------

ACCRUAL
BASIS
FORM
NUMBER            LINE NUMBER           FOOTNOTE / EXPLANATION
-------           -----------           ----------------------
   1                 1                  Pursuant to the February 12, 2001 Order (1)
   3                 1                  Authorizing Continued Use of Existing Forms and
                                        Records; (2) Authorizing Maintenance of
                                        Existing Corporate Bank Accounts and Cash
                                        Management System; and (3) Extending Time to
                                        Comply with 11 U.S.C. Section 345 Investment
                                        Guidelines, funds in the Bank of America and
                                        Key Bank deposit accounts are swept daily
                                        into Kevco's lead account number 1295026976.
                                        The Bank of America lead account is
                                        administered by, and held in the name of
                                        Kevco Management Co. Accordingly, all cash
                                        receipts and disbursements flow through
                                        Kevco Management's Bank of America DIP
                                        account. A schedule allocating receipts and
                                        disbursements among Kevco, Inc. and its
                                        subsidiaries is included in this report as a
                                        Supplement to Accrual Basis -3.

   1                 8B                 Pursuant to Asset Purchase Agreements approved
   1                22A                 by the Court (see prior Monthly Operating
   1                24                  Reports for details), the Kevco Debtors have
                                        sold most of their assets. During November,
                                        escrowed receivables were released and paid to
                                        Debtors' secured lender.

   1                15A,B,C             Intercompany assets were inadvertently doubled
   1                32                  on Debtor's Schedules. The adjustment to equity
                                        corrects the error.

   1                15B,C               Intercompany receivables/payables are from/to
   1                22A                 co-debtors Kevco Management Co. (Case No.
   1                27A                 401-40788-BJH), Kevco Distribution, LP (Case No.
   7                 3                  401-40789-BJH), Kevco Holding, Inc. (Case No.
                                        401-40785-BJH), DCM Delaware, Inc. Case No.
                                        401-40787-BJH), Kevco GP, Inc. (Case No.
                                        401-40786-BJH), Kevco Components, Inc. (Case No.
                                        401-40790-BJH), and Kevco Manufacturing, LP.
                                        (Case No. 401-40784-BJH).